Exhibit 99.1

Collective Audience to Transition to OTC Markets Following Delisting from Nasdaq Global Market

Company Received Notice of Delisting Yesterday from Nasdaq without Traditionally Granted Grace Period as it Pursues Potential Appeal to Continue Trading on Nasdaq

New York, NY, August 15, 2024 – Collective Audience, Inc. (Nasdaq: CAUD), a leading innovator of audience-based performance advertising and media, announced its common stock will be suspended from trading on the Nasdaq Global Market effective upon the open of trading on Friday, August 16, 2024 following a Nasdaq Hearings Panel determination to delist the company’s shares.

The company is currently arranging for its stock to begin trading temporarily on the OTC Markets’ Pink Open Market at the opening of the markets on Friday, August 16, 2024, while it pursues a request for reconsideration and contemplates filing an appeal to the Nasdaq Listing and Hearing Review Council. The company already has a pending application with OTC Markets to list on the OTC Markets’ OTCQB Market for which the company believes it fully qualifies.

Despite the company’s successful execution of its compliance plan, including being current in its SEC reporting, the recent timely filing of its Form 10-Q for the three months ended June 30, 2024, and the completion of two previously announced acquisitions, the Nasdaq appeal panel decided to deny any grace period or extension to allow the company to transition to the Nasdaq Capital Market, citing the immediate drop in market trading price at the deSPAC back in November 2023 as the deciding factor in their decision.

The company’s application to transfer to the Nasdaq Capital Market, where it currently meets continued listing requirements, except for minimum bid price compliance (which it had until October 2024 to resolve), was also denied. The company is currently evaluating its plan to potentially appeal the decision in the 15 days allotted by Nasdaq for such an appeal.

Collective Audience is current with its SEC reporting requirements and recently completed two transformative acquisitions. Following these acquisitions, the company reported that it expects to generate on a pro forma basis positive EBITDA in 2024, with annual pro forma revenues on track to exceed $7.5 million.

“We strongly disagree with the Nasdaq Hearings Panel’s decision, which disregards our recent achievements and compliance efforts, and as the company stands today being compliant versus being compliant based on November of last year,” stated Collective Audience CEO, Peter Bordes. “It is unfortunate that despite our full compliance and the significant progress we've made, including our recent acquisition of BeOp, a leading conversational media platform, Nasdaq has chosen not to grant us the opportunity to continue trading based on volatile market conditions post-deSPAC back in November 2023. We are confident in our long-term strategy and remain focused on delivering value to our shareholders.”

As Collective Audience pursues its listing options, including a potential appeal and/or applications to other national exchanges, it remains committed to its mission of empowering brands, agencies, and publishers with advanced tools and data-driven applications that drive performance and efficiency.

Additional details on the delisting will be made available in a Form 8-K filed by Collective Audience on www.sec.gov.

About Collective Audience

Collective Audience is [re]imagining digital advertising for the Open Web. Its innovative AudienceCloud is one of the leading audience-based advertising and media cloud infrastructure platforms for brands, agencies and publishers on the Open Web. Its modular suite of data driven applications eliminates many inefficiencies from the traditional digital ad buyer and seller supply path, and the process for brands, agencies and publishers. It empowers partners with all the advanced tools and audience data they need on a single cloud platform, and drives focus on increased performance metrics, brand reach, traffic and transactions.

For the AdTech providers and media buyers who come onto Collective Audience’s platform, they will be able to leverage audience data as a new asset class, powered by AI as an intelligence layer to guide decision making.

To learn more, visit collectiveaudience.co.

Important Cautions Regarding Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, regarding the company’s future financial performance, as well as the company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the management of Collective Audience and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Collective Audience. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; unanticipated conditions that could adversely affect the company; the overall level of consumer demand for Collective Audience’s or BeOp’s products/services; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of Collective Audience’s and BeOp’s customers; Collective Audience’s and BeOp’s ability to implement their business strategy; the ability to successfully integrate BeOp into Collective Audience’s operations; changes in governmental regulation, Collective Audience’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Collective Audience’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; Collective Audience’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Collective Audience’s information systems; changes in tax laws and liabilities, legal, regulatory, political and economic risks. More information on potential factors that could affect Collective Audience’s financial results is included from time to time in Collective Audience’s public reports filed with the SEC. If any of these risks materialize or Collective Audience’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Collective Audience presently knows, or that Collective Audience currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Collective Audience’s expectations, plans or forecasts of future events and views as of the date of this press release. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Collective Audience anticipates that subsequent events and developments will cause their assessments to change. However, while Collective Audience may elect to update these forward-looking statements at some point in the future, Collective Audience specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Collective Audience’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Collective Audience Contact:

Peter Bordes, CEO
Collective Audience, Inc.
Email contact

Investor & Media Contact:

Ron Both

CMA Investor & Media Relations
Tel (949) 432-7566
Email contact